SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) April 15, 1996


                           FLEET FINANCIAL GROUP,INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-6366                        05-0341324
            --------------------------------------------------------
          (Commission File Number) (IRS Employer Identification No.)


            One Federal Street, Boston, Massachusetts     02110
            --------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code: (617) 292-2000
                                                          --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




                                   Page One of
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                             Exhibit Index on Page 4



Item 5.    Other Materially Important Events.
           ---------------------------------

            On April 10, 1996, Registrant agreed to issue and sell $ 300,000,000 of its 7 1/8 % Subordinated Notes Due April 15, 2006 (the "Notes") under Registration Statement No. 33-00701. The Notes were purchased on April 15 , 1996 by underwriters, UBS Securities LLC, Chase Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

      (a)   Financial Statements

            Not applicable

      (b)   Pro Forma Financial Statements

            Not applicable

      (c)   Exhibits

            The following exhibits are filed as part of this report:

            (1) Underwriting Agreement dated April 10, 1996, between Registrant and UBS Securities LLC, Chase Securities Inc., Merrill, Lynch, Pierce Fenner & Smith Incorporated and Salomon Brothers Inc relating to the Notes.

            (4)   Specimen certificate of the Notes.

            (5)   Opinion of Edwards & Angell, counsel to the Registrant.

            (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated March 25, 1996 relating to the Notes) (Incorporated by reference to Exhibit 12(a) of Registration Statement on Form S-3 No. 333-00701).
 .



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                                FLEET FINANCIAL GROUP, INC.
                                                Registrant


                                                By    /s/ John R. Rodehorst
                                                      -----------------------
                                                      John R. Rodehorst
                                                      Assistant Treasurer


Date:  April 15, 1996





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                                  Exhibit Index


 Item 601
Exhibit Table
  Reference       Exhibit Title                                           Page
  ---------       -------------                                           ----

           (1) Underwriting Agreement dated April 10, 1996 between Registrant and UBS Securities LLC, Chase Securities Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc relating to the Notes.

           (4)  Specimen certificate of the Notes.

           (5)  Opinion of Edwards & Angell, counsel to the
                Registrant.

          (12)  Statement of Computation of Ratios (for
                consolidated ratios of earnings to fixed charges contained in the Prospectus dated March 25, 1996 relating to the Notes).